OTHER BALANCE SHEETS SUPPLEMENTAL INFORMATION (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Other account payable and accrued expenses:
Employees and payroll accruals	$ 2,657	$ 2,149
Accrued expenses	1,081	543
Authorities	952	428
Advances from customers	1,295	741
Deferred income	240	117
Warranty provision	324	$ 251
Contingent consideration	500
Accrued royalties	752	$ 368
Hedge instruments	14	463
Total other account payable and accrued expenses	$ 7,815	$ 5,060